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                                                                    EXHIBIT 10.5


                                    AMENDMENT
                           DATED AS OF MARCH 13, 2001

        This AMENDMENT (this "Agreement") is among CORRECTIONS CORPORATION OF AMERICA (formerly known as Prison Realty Trust, Inc.), a Maryland corporation (the "Borrower"), the subsidiaries of the Borrower party to the Credit Agreement referred to below (collectively, the "Subsidiary Guarantors"), the Lenders (as defined below), and LEHMAN COMMERCIAL PAPER INC. ("LCPI"), as administrative agent for the Lenders (in such capacity, the "Administrative Agent").

                             PRELIMINARY STATEMENTS:

        1. The Borrower, the Subsidiary Guarantors, the Lenders, and the Administrative Agent have entered into that certain Amended and Restated Credit Agreement, dated as of August 4, 1999, by and among the Borrower, the Subsidiary Guarantors, the lenders party thereto (the "Lenders"), the Administrative Agent, Societe Generale, as documentation agent, Lehman Brothers Inc., as advisor, book manager and lead arranger, The Bank of Nova Scotia, as syndication agent, and Southtrust Bank (formerly known as Southtrust Bank, N.A.), as co-agent (as previously amended, the "Credit Agreement"; capitalized terms used and not otherwise defined herein have the meanings assigned to such terms in the Credit Agreement).

        2. The Borrower has informed the Lenders that it wishes to (i) extend the deadline by which the Borrower is required to consummate the Agecroft Securitization and (ii) amend certain other provisions of the Credit Agreement, as more particularly described below.

        3. Subject to the terms and conditions set forth below, and in consideration of certain agreements of the Borrower and the other Credit Parties set forth herein, the Required Lenders and the Required Tranche C Term Lenders are willing to agree to the amendments described below.

        NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

        1. Amendments to Credit Agreement. Upon the terms and subject to the conditions set forth in this Agreement and in reliance on the representations and warranties of the Credit Parties set forth in this Agreement, the Borrower, the Required Lenders and the Required Tranche C Term Lenders hereby agree to the following amendments to the Credit Agreement:

           a. Section 1.1 of the Credit Agreement is hereby amended by adding the following definitions in proper alphabetical order:

              1. ""Amendment" means that certain Amendment, dated as of March 13, 2001, among the Borrower, certain of the Borrower's subsidiaries, the Lenders, and the Administrative Agent."

              2. ""EBITDA Reduction Amount" means, with respect to any Asset Disposition, the amount of Post Merger EBITDA attributable to the assets sold in such


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        Asset Disposition in the fiscal quarter immediately preceding such Asset
        Disposition, in accordance with GAAP."

              3. ""LTM EBITDA Reduction Amount" means, with respect to any Asset Disposition, the amount of Post Merger EBITDA attributable to the assets sold in such Asset Disposition in the four full fiscal quarters immediately preceding such Asset Disposition, in accordance with GAAP."

           b. Section 7.1(a) of the Credit Agreement is hereby amended by adding the phrase "; provided, however, that such opinion may be qualified, as to fiscal year 2000 audited financial statements only, to the extent that such qualification is premised solely upon the status of the Revolving Loan Maturity Date, the Term Loan Maturity Date or the Tranche C Term Loan Maturity Date" immediately following the words "as a going concern" in the fifteenth line thereof.

           c. Section 7.11(i) of the Credit Agreement is hereby amended by adding the following sentence at the end thereof:

           "For purposes of calculating LTM Post Merger EBITDA, if any Asset Dispositions have occurred during the immediately preceding four full fiscal quarters, LTM Post Merger EBITDA shall be adjusted by taking into effect the decrease in Post Merger EBITDA attributable to such Asset Dispositions, in each case, to the extent that such Asset Dispositions have been used for purposes of determining compliance with Section 7.11(v) hereof and reasonably proportional to the LTM EBITDA Reduction Amounts set forth in the certificates delivered pursuant to Section 8.5 hereof for such Asset Dispositions, in accordance with GAAP."

           d. Section 7.11(v) of the Credit Agreement is hereby amended by adding the following phrase immediately following the words "greater than $44,200,000" in the fifth line thereof:

           ", and provided further that the amounts set forth below shall be reduced by an amount equal to the EBITDA Reduction Amount of all Asset Dispositions, to the extent that such EBITDA Reduction Amounts are set forth in a certificate delivered pursuant to Section 8.5 hereof"

           e. Section 7.20 of the Credit Agreement is hereby amended by deleting the words "February 28, 2001" and replacing them with the words "March 31, 2001" in the second line thereof.

           f. Section 8.5 of the Credit Agreement is hereby amended by deleting the word "and" immediately following the words "value of such assets," in the fifth line thereof, and by adding the words "and the corresponding EBITDA Reduction Amount and LTM EBITDA Reduction Amount with respect to such Asset Disposition," immediately following the words "with such Asset Disposition," in the sixth line thereof.

        2. Conditions to Effectiveness. The effectiveness of this Agreement is conditioned upon satisfaction of the following conditions precedent (the date on which all such conditions have been satisfied being referred to herein as, the "Amendment Effective Date"):


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           a. the Administrative Agent shall have received signed written authorization from the Required Lenders and Required Tranche C Term Lenders to execute this Agreement, and shall have received counterparts of this Agreement signed by the Borrower and the other Credit Parties;

           b. each of the representations and warranties in Section 3 below shall be true and correct in all material respects;

           c. after giving effect to the amendments set forth in Section 1 hereof, no Default or Event of Default shall have occurred and be continuing under the Credit Agreement or any other Credit Document;

           d. the Administrative Agent shall have received payment in immediately available funds of all expenses incurred by the Administrative Agent (including, without limitation, legal fees) for which invoices have been presented, on or before the Amendment Effective Date;

           e. the Required Lenders and the Required Tranche C Term Lenders shall be satisfied with the continued perfection and priority of the Liens of the Administrative Agent on the Collateral and will have received such title insurance endorsements and other documents and agreements as they may reasonably require;

           f. the Administrative Agent shall have received satisfactory evidence that the execution, delivery and performance of this Agreement (including, without limitation, the amendments to the Credit Agreement contained herein) have been duly approved by all necessary corporate action of each Credit Party; and

           g. the Administrative Agent shall have received such other documents, instruments, certificates, opinions and approvals as it may reasonably request.

        3. Representations and Warranties. The Borrower and each of the other Credit Parties represents and warrants to the Administrative Agent and the Lenders as follows:

           a. Authority. Each of the Credit Parties has the requisite corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder and under the Credit Agreement (as modified hereby). The execution, delivery and performance by the Borrower and each other Credit Party of this Agreement, the Credit Agreement (as modified hereby) and the transactions contemplated hereby and thereby have been duly approved by all necessary corporate action of such Person and no other corporate proceedings on the part of each such Person are necessary to consummate such transactions (except as expressly contemplated hereby and thereby).

           b. Enforceability. This Agreement has been duly executed and delivered by the Borrower and the other Credit Parties. Each of this Agreement and, after giving effect to this Agreement, the Credit Agreement and the other Credit Documents is the legal, valid and binding obligation of each Credit Party hereto and thereto, enforceable against such Credit Party in accordance with its terms, and is in full force and effect. Neither the execution, delivery or performance of this Agreement or of the Credit Agreement (as modified hereby), nor the


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performance of the transactions contemplated hereby or thereby, will adversely affect the validity, perfection or priority of the Administrative Agent's Lien on any of the Collateral. The amendments with respect to the Credit Agreement contained herein have been validly approved as required under Section 11.6 and 11.6A of the Credit Agreement and such consents and amendments are binding on the Lenders.

           c. Representations and Warranties. After giving effect to this Agreement, the representations and warranties contained in the Credit Agreement and the other Credit Documents (other than any such representations and warranties that, by their terms, are specifically made as of a date other than the date hereof) are true and correct on and as of the date hereof as though made on and as of the date hereof.

           d. No Conflicts. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, nor the performance of and compliance with the terms and provisions hereof by any Credit Party will, at the time of such performance, (a) violate or conflict with any provision of its articles or certificate of incorporation or bylaws or other organizational or governing documents of such Person, (b) violate, contravene or materially conflict with any Requirement of Law or any other law, regulation (including, without limitation, Regulation U or Regulation X), order, writ, judgment, injunction, decree or permit applicable to it, except for any violation, contravention or conflict which could not reasonably be expected to have a Material Adverse Effect, (c) violate, contravene or conflict with the contractual provisions of, or cause an event of default under, any indenture, loan agreement, mortgage, deed of trust, contract or other agreement or instrument to which it is a party or by which it may be bound (including, without limitation, the Senior Notes Indenture, the MDP Note Purchase Agreement, the PMI Note Purchase Agreement and the Management Opco Credit Agreement), except for any violation, contravention or conflict which could not reasonably be expected to have a Material Adverse Effect, or (d) result in or require the creation of any Lien (other than those contemplated in or created in connection with the Credit Documents) upon or with respect to its properties.

           e. No Default. After giving effect to the amendments set forth in
Section 1 hereof, no Default or Event of Default has occurred and is continuing under the Credit Agreement or any other Credit Document.

        4. Reference to and Effect on Credit Agreement.

           a. Upon and after the effectiveness of this Agreement, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified hereby.

           b. Except as specifically modified above, the Credit Agreement and the other Credit Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the


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payment of all Credit Party Obligations under and as defined therein, in each case as modified hereby.

           c. The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Secured Party under any of the Credit Documents, nor, except as expressly provided herein, constitute a waiver or amendment of any provision of any of the Credit Documents.

        5. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile shall be effective as delivery of a manually executed counterpart of this Agreement.

        6. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

        7. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

        8. Release of Claims. Each of the Credit Parties hereby acknowledges and agrees that it does not have any defenses, counterclaims, offsets, cross-complaints, claims or demands of any kind or nature whatsoever arising out of the Credit Agreement or the other Credit Documents that can be asserted to reduce or eliminate all or any part of the liability of such Credit Party to repay any Secured Party, as provided in the Credit Agreement and the other Credit Documents, or to seek affirmative relief or damages of any kind or nature from any Secured Party arising out of the Credit Agreement or the other Credit Documents. Each Credit Party hereby voluntarily and knowingly releases and forever discharges each of the Secured Parties, and each Secured Party's predecessors, agents, employees, successors and assigns, from all possible claims, demands, actions, causes of action, damages, costs, or expenses, and liabilities whatsoever, known or unknown, anticipated or unanticipated, suspected or unsuspected, fixed, contingent, or conditional, at law or in equity, originating in whole or in part on or before the effective date of this Agreement, which such Credit Party may now or hereafter have against any such Secured Party, and such Secured Party's predecessors, agents, employees, successors and assigns, if any, in each case arising out of the Credit Agreement or the other Credit Documents, irrespective of whether any such claims arise out of contract, tort, violation of law or regulations, or otherwise, including, without limitation, the exercise of any rights and remedies under the Credit Agreement or the other Credit Documents, and the negotiation and execution of this Agreement.

        To the extent that such laws may be applicable, the Credit Parties waive and release any right or defense which they might otherwise have under any law of any applicable jurisdiction


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which might limit or restrict the effectiveness or scope of any of their waivers or releases hereunder.


                            [Signature Pages Follow]


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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.


                                    CORRECTIONS CORPORATION OF AMERICA (f/k/a
                                    Prison Realty Trust, Inc.),
                                    a Maryland corporation



                                    By: /s/ John D. Ferguson
                                        ----------------------------------------
                                        Name: John D. Ferguson
                                        Title: President


                                    PRISON REALTY MANAGEMENT, INC.,
                                    a Tennessee corporation



                                    By: /s/ Irving E. Lingo, Jr.
                                        ----------------------------------------
                                        Name: Irving E. Lingo, Jr.
                                        Title: Secretary


                                    CCA OF TENNESSEE, INC. (f/k/a CCA
                                    Acquisition Sub, Inc.),
                                    a Tennessee corporation



                                    By: /s/ John D. Ferguson
                                        ----------------------------------------
                                        Name: John D. Ferguson
                                        Title: President


                                    PMSI ACQUISITION SUB, INC.,
                                    a Tennessee corporation



                                    By: /s/ Irving E. Lingo, Jr.
                                        ----------------------------------------
                                        Name: Irving E. Lingo, Jr.
                                        Title: Secretary
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                                    JJFMSI ACQUISITION SUB, INC.,
                                    a Tennessee corporation



                                    By: /s/ Irving E. Lingo, Jr.
                                        ----------------------------------------
                                        Name: Irving E. Lingo, Jr.
                                        Title: Secretary


                                    TRANSCOR AMERICA, LLC,
                                    a Tennessee limited liability company



                                    By: /s/ Sharon Johnson Rion
                                        ----------------------------------------
                                        Name: Sharon Johnson Rion
                                        Title: Chief Manager


                                    CCA INTERNATIONAL, INC.,
                                    a Delaware corporation



                                    By: /s/ Irving E. Lingo, Jr.
                                        ----------------------------------------
                                        Name: Irving E. Lingo, Jr.
                                        Title: Secretary


                                    TECHNICAL AND BUSINESS INSTITUTE, INC.,
                                    a Tennessee corporation



                                    By: /s/ Irving E. Lingo, Jr.
                                        ----------------------------------------
                                        Name: Irving E. Lingo, Jr.
                                        Title: Secretary


                                    LEHMAN COMMERCIAL PAPER INC.,
                                    as Administrative Agent, on behalf of the Required Lenders and the Required Tranche C Term Lenders



                                    By: /s/ G. Andrew Keith
                                        ----------------------------------------
                                        Name: G. Andrew Keith
                                        Title: Authorized Signatory